UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.___)

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SITESTAR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 SITESTAR CORPORATION

1518 Willow Lawn Drive

Richmond, VA 23230

(434) 382-7366

Dear Stockholder:

You are cordially invited to the Annual Meeting of Stockholders (the “Annual Meeting”) of Sitestar Corporation, a Nevada corporation (the “Company”), to be held at 10:00 a.m. local time, on Saturday, May 19, 2018, at the offices of the law firm Squire Patton Boggs located at 1 E. Washington Street, Suite 2700, Phoenix, Arizona 85004. At the meeting, the stockholders will be asked to consider and act on the following items:

1.	To amend the Company’s Articles of Incorporation to change of the name of the Company from Sitestar Corporation to Enterprise Diversified, Inc.;

2.	To elect six members of the board of directors of the Company, each for a term of one year;

3.	To ratify the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2018; and

4.	To transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

You will also have the opportunity to ask questions and make comments at the meeting.

In accordance with the rules and regulations of the Securities and Exchange Commission, we are furnishing our Proxy Statement and Annual Report to stockholders for the year ended December 31, 2017.

It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

If you have any questions about the Proxy Statement or the accompanying 2017 Annual Report, please contact Steven L. Kiel, our President, Chief Executive Officer and Chief Financial Officer at (434) 382-7366.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Steven L. Kiel
President, Chief Executive Officer and Chief Financial Officer

April •, 2018

SITESTAR CORPORATION

1518 Willow Lawn Drive

Richmond, VA 23230

(434) 382-7366

NOTICE OF Annual Meeting OF STOCKHOLDERS

The Annual Meeting of Stockholders (the “Annual Meeting”) of Sitestar Corporation, a Nevada corporation (the “Company”) will be held at the offices of the law firm Squire Patton Boggs located at 1 E. Washington Street, Suite 2700, Phoenix, Arizona 85004, on Saturday, May 19, 2018, at 10:00 a.m., local time. At the meeting, stockholders will consider and act on the following items:

1.	To vote to change of the name of the Company from Sitestar Corporation to Enterprise Diversified, Inc.;

2.	To elect six members of the board of directors of the Company, each for a term of one year;

3.	To ratify the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2018; and

4.	To transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only those stockholders of record as of the close of business on April 13, 2018, are entitled to vote at the Annual Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning April 17, 2017 and may be provided electronically.

YOUR VOTE IS IMPORTANT!

Instructions on how to vote your shares are contained in the Proxy Statement and your proxy card. You may obtain, free of charge, a paper copy of our Annual Report on Form 10-K, including financial statements and exhibits, by writing to our President, Chief Executive Officer and Chief Financial Officer, Steven L. Kiel at 1518 Willow Lawn Drive, Richmond, VA 23230, or by email at investorrelations@sitestar.com. As of the date of the Notice of Annual Meeting of Stockholders and the Proxy Statement, such materials are also available online at www.sitestar.com.

Submitting your proxy does not affect your right to vote in person if you decide to attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before it is exercised at the Annual Meeting by (i) delivering written notice to our President, Chief Executive Officer and Chief Financial Officer, Steven L. Kiel, at Sitestar’s address above, (ii) submitting a later dated proxy card, (iii) voting again via the Internet as described on your proxy card, or (iv) attending the Annual Meeting and voting in person. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our President, Chief Executive Officer and Chief Financial Officer, Steven L. Kiel, at or before the Annual Meeting.

When you submit your proxy, you authorize Steven L. Kiel to vote your shares at the Annual Meeting and on any adjournments of the Annual Meeting in accordance with your instructions.

By Order of the Board of Directors,

Steven L. Kiel

President, Chief Executive Officer and Chief Financial Officer

April •, 2018

SITESTAR CORPORATION

1518 Willow Lawn Drive

Richmond, VA 23230

(434) 382-7366

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being made available via Internet access, beginning on or about April 17, 2018, to the owners of shares of common stock of Sitestar Corporation, a Nevada corporation (the “Company,” “our,” “we” or “Sitestar”) as of April 13, 2018, in connection with the solicitation of proxies by our Board of Directors (“Board” or “Board of Directors”) for our 2018 Annual Meeting of Stockholders (the “Annual Meeting”). On or about April 21, 2018, we made available the Notice of Annual Meeting of Stockholders.

The Annual Meeting will to be held at 10:00 a.m. local time, on Saturday, May 19, 2018, at the offices of the law firm Squire Patton Boggs located at 1 E. Washington Street, Suite 2700, Phoenix, Arizona 85004. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

Table of Contents

Questions and Answers	Pg No.
How will proxy materials be delivered?	2
What is the purpose of the Annual Meeting?	2
Who is entitled to vote at our Annual Meeting?	2
How do I vote?	2
What is a proxy?	3
How will my shares be voted if I vote by proxy?	3
How do I revoke my proxy?	3
Is my vote confidential?	3
How is voting conducted?	3
What constitutes a quorum at the Annual Meeting?	3
What vote is required to change our corporate name?	4
What vote is required to elect our directors for a one-year term?	4
How will the outcome of the ratification of the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2018 be determined?	4
What percentage of our outstanding stock do our directors and executive officers own?	4
How can I obtain a copy of our Annual Report on Form 10-K?	4
Corporate Governance
Our Board of Directors	5
Communicating with the Board of Directors	6
Risk Oversight	7
Code of Ethics	7
Audit Committee	7
Governance, Compensation, and Nominating Committee	8
Nominating Process	9
Independent Registered Public Accounting Firm Fees and Other Matters
Registered Public Accounting Firm Fees and Other Matters	10
Pre-Approval of Services	10
Our Executive Officer
Executive Officer	11
Executive Compensation

Compensation Philosophy and Objectives	11
Summary Compensation Table	11
Employment Agreements	12
Director Compensation
Summary Director Compensation Table	12
Outstanding Equity Awards at Fiscal Year-End
Section 16(a) Beneficial Ownership Reporting Compliance
Related-Person Transactions
Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners
Proposal One: Change of the name of the Company from Sitestar Corporation to Enterprise Diversified, Inc.
Proposal Two: Election of Directors; Nominees
Proposal Three: Ratify the Appointment of Cherry Bekaert, LLP as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2018
Additional Information
Delivery of Documents to Security Holders Sharing an Address	20
Other Matters	20
Solicitation of Proxies	20
Incorporation of Information by Reference	20

QUESTIONS AND ANSWERS

Q. How will proxy materials be delivered?

A.

Stockholders who hold certificated shares of the Company’s common stock entitled to vote at the Annual Meeting will receive a printed copy of our proxy materials via mail.  For stockholders who hold such shares electronically through a broker, proxy materials will be delivered to such stockholders electronically in accordance with Securities and Exchange Commission rules. However, all stockholders will have the ability to access the proxy materials on a website referred to on the proxy card or to request a printed set of these materials at no charge.

Q. What is the purpose of the Annual Meeting?

A.

At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, which are to (i) amend the Company’s Articles of Incorporation to change the name of the Company from Sitestar Corporation to Enterprise Diversified, Inc., (ii) re-elect five members of the board of directors of the Company, each for a term of one year, (iii) consider the ratification of the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2018, and (iv) to transact any other business that may properly come before the 2018 Annual Meeting or any adjournment thereof.

Q. Who is entitled to vote at our Annual Meeting?

A.

The record holders of our common stock at the close of business on the record date, April 13, 2018, may vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. There were • shares of common stock outstanding on the record date and entitled to vote at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning April 17, 2018 and may be provided electronically.

Q. How do I vote?

A.	You may vote in person at the Annual Meeting, by use of a proxy card if you receive a printed copy of our proxy materials, or via Internet or telephone as indicated on the proxy card.

Q. What is a proxy?

A.

A proxy is a person you appoint to vote your shares on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares may be voted. If you vote by proxy, you will be designating our President, Chief Executive Officer and Chief Financial Officer, Steven L. Kiel, as your proxy. Such person may act on your behalf and have the authority to appoint a substitute to act as your proxy.

 Q. How will my shares be voted if I vote by proxy?

A.

Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” amending the Company’s Articles of Incorporation to change the Company name from Sitestar Corporation to Enterprise Diversified, Inc., (ii) “FOR” the individuals nominated to serve as members of our Board of Directors, and (iii) “FOR” the ratification of the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2018. Presently, our Board does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q. How do I revoke my proxy?

A.	You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	delivering written notice to our President, Chief Executive Officer and Chief Financial Officer, Steven L. Kiel, at our address above;*

•	submitting a later dated proxy card;*

•	voting again via the Internet as described on the proxy card; or

•	attending the Annual Meeting and voting in person.

* Your revocation will be effective unless written notice or the proxy card is received by our President, Chief Executive Officer and Chief Financial Officer, Steven L. Kiel at or before the Annual Meeting.

Q. Is my vote confidential?

A.	Yes. All votes remain confidential, unless you provide otherwise.

Q. How is voting conducted?

A.

Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Q. What constitutes a quorum at the Annual Meeting?

A.

In accordance with Nevada law (the law under which we are incorporated) and our bylaws, as the same may be amended or restated from time to time (“Bylaws”), the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. Broker or nominee non-votes, which occur when shares held in “street name” by brokers or nominees who indicate that they do not have discretionary authority to vote on a particular matter, will be treated as present for purposes of determining the existence of a quorum, and may be entitled to vote on certain matters at the Annual Meeting.

If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q. What vote is required to change our corporate name?

A.

The affirmative vote of a majority of the votes cast, by the holders of common stock present in person or by proxy, entitled to vote in the election.  Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of the corporate name change vote.

Q. What vote is required to elect our directors for a one-year term?

A.

The affirmative vote of a plurality of the votes cast, by the holders of common stock present in person or by proxy, entitled to vote in the election.  Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections.

Q: How will the outcome of the ratification of the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2018 be determined?

A. The affirmative vote of a majority of the votes cast, by the holders of common stock present in person or by proxy, entitled to vote at the Annual Meeting is required to ratify the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2018. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote “for” or “against” this proposal.

Q. What percentage of our outstanding common stock do our directors and executive officers own?

A.

As of April 13, 2018, our directors and executive officers owned, or have the right to acquire, approximately •% of our outstanding common stock. See the discussion under the heading “Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners” on page 16 for more details.

Q. How can I obtain a copy of our Annual Report on Form 10-K?

A.

We have filed our Annual Report on Form 10-K for the year ended December 31, 2017, with the Securities and Exchange Commission (“SEC”). The Annual Report on Form 10-K is also included in the 2017 Annual Report to Stockholders. You may obtain, free of charge, a paper copy of our Annual Report on Form 10-K, including financial statements and exhibits, by writing to our President, Chief Executive Officer and Chief Financial Officer, Steven L. Kiel, or by email at investorrelations@sitestar.com.

CORPORATE GOVERNANCE

Our Board of Directors

Our Bylaws provide that the business and affairs of the Company shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. Our Bylaws provide further that the Board of Directors shall consist of not less than one and not more than nine members unless changed by a duly adopted amendment to the articles of incorporation or by an amendment to the Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Our Board of Directors has passed a resolution setting the number of members at six, which is the current number of members. Our Bylaws allow for the Board to appoint a Chairman of the Board. On February 17, 2016, the Board elected Jeffrey I. Moore as Chairman of the Board.

The following individuals are being nominated for re-election to the Board (See “Election of Directors; Nominees”):

☐ Chair	• Member

	Age as of the Annual Meeting	Director Since	Audit Committee	Governance, Compensation and Nominating Committee
Jeffrey I. Moore Chairman of the Board	32	2013
Steven L. Kiel President, CEO and CFO	39	2015
Jeremy K. Deal	40	2018	•	☐
Jeremy K. Gold	25	2015	☐	•
Christopher T. Payne	47	2016	•	•
Keith D. Smith	54	2016

The following biographies set forth the names of our director nominees, their ages, their principal occupations and employers for at least the past five years, any other directorships held by them during the past five years in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information, all of which we believe sets forth each director nominee’s qualifications to serve on the Board.

Jeffrey I. Moore was appointed as the Chairman of the Board on February 17, 2016. He has served as a Director since 2013. Mr. Moore is a founder and Presiding Partner of M & M Investments, a value based investment partnership investing in common stocks. He is also owner and operator of Mt Melrose LLC, a company investing in real estate in Central Kentucky. Mr. Moore earned a Bachelor of Arts in General Studies at Eastern Kentucky University. The Company believes that Mr. Moore’s experience in real estate investment and management, his experience with other investments, as well as his familiarity with Sitestar’s holdings, make him qualified to serve on the Board.

 Steven L. Kiel was appointed as President and Chief Executive Officer of the Company on December 14, 2015. He has served as a Director since 2015. Mr. Kiel is the President of Arquitos Capital Management LLC and portfolio manager of Arquitos Capital Partners, LP and Arquitos Capital Offshore, Ltd. Mr. Kiel is a judge advocate in the Army Reserves, a veteran of Operation Iraqi Freedom, and currently holds the rank of Major. Previously, Steven was an attorney in private practice. He is a graduate of George Mason School of Law and Illinois State University and is a member of the bar in Illinois (inactive) and Washington, DC. The Company believes that Mr. Kiel’s financial, leadership, and legal experience makes him qualified to serve on the Board.

Jeremy K. Deal has been a Director since he was appointed on March 29, 2018. Mr. Deal has served as the Chairman of Sitestar's Governance, Compensation and Nominating Committee since March 29, 2018. Mr. Deal is the founder and portfolio manager of JDP Capital Management. Mr. Deal holds a Bachelor of Science in International Business from Alliant International. The Company believes that Mr. Deal’s experience in evaluating investment decisions, as well as his familiarity with the Company’s holdings, make him qualified to serve on the Board.

Jeremy K. Gold has been a Director since 2015. Mr. Gold has served as the Chairman of Sitestar's Audit Committee since 2015. Mr. Gold is a Research Analyst at Oberndorf Enterprises LLC. He has previously worked at Alesia Asset Management, CloudPlus Inc, Western Asset Management and Camden Asset Management. Mr. Gold holds a Bachelor of Arts in Physics from Williams College. The Company believes that Mr. Gold’s experience in evaluating investment decisions, as well as his familiarity with the Company’s holdings, make him qualified to serve on the Board.

Christopher T. Payne has been a Director since 2016. Mr. Payne is a financial professional with more than 15 years of consulting, corporate finance and Big Four experience. In his current role, Mr. Payne manages and performs valuations involving various classes of equity and debt securities. He advises clients in both private and public companies and provides valuation and corporate advisory services for purposes including mergers and acquisitions, fairness opinions, buy-sell agreements, Internal Revenue Service and Securities and Exchange Commission compliance matters, and corporate planning and reorganizations. Mr. Payne is a graduate from the George Mason University’s School of Business (MBA) and holds a Bachelor’s degree from the University of North Carolina at Charlotte. The Company believes that Mr. Payne’s experience in evaluating investment decisions and dedication to improving the corporate governance at Sitestar make him qualified to be a member of the Board.

Keith D. Smith, has been a Director since 2016. Mr. Smith is the portfolio manager of Bonhoeffer Capital Management, which is affiliated with the Company’s asset management subsidiary, Willow Oak Asset Management, LLC. He was previously a valuation professional with more than 20 years of consulting, corporate finance and “Big Four” accounting and auditing experience. Mr. Smith holds an MBA from University California - Los Angeles and a Bachelor of Science in Electrical Engineering from the Union College. The Company believes that Mr. Smith’s experience in evaluating investment decisions make him qualified to serve on the Board.

There is no family relationship between and among any of our executive officers or directors.

There are no legal or regulatory proceedings involving any director, director nominee or officer of the Company for the past ten years, except for the complaint filed by Sitestar on April 12, 2016 against its former President and Chief Executive Officer and current stockholder, Frank Erhartic, Jr., alleging monetary damages in excess of $350,000. This matter is currently pending with the Circuit Court for the City of Lynchburg.

During 2017, the Board held four meetings, our audit committee held six meetings, and our governance, compensation and nominating committee held one meeting. During the period served, no Director attended fewer than 75% of the total number of meetings of the Board held during the year. Our directors are expected to attend each annual meeting of Stockholders, and it is our expectation that all director nominees will attend this year’s Annual Meeting. All directors attended the Annual Meeting of Shareholders in 2017, which was held on May 22, 2017.

Group and Voting Agreement. In connection with a private placement of our common stock on August 10, 2016, Arquitos Capital Partners, LP, Santa Monica Partners, L.P. and Steven L. Kiel entered into a Group and Voting Agreement, pursuant to which Mr. Kiel will until August 10, 2018, have sole and exclusive authority to vote the shares acquired by Arquitos Capital Partners, LP and Santa Monica Partners, L.P. through such private placement.

Communicating with the Board of Directors

Our Board has established a process by which stockholders can send communications to the Board. You may communicate with the Board as a group, or to specific directors, by writing to Steven L. Kiel, our President, Chief Executive Officer and Chief Financial Officer, at our offices located at 1518 Willow Lawn Drive, Richmond, VA

23230. Mr. Kiel will review all such correspondence and regularly forward to the Board a summary of all correspondence and copies of all correspondence that deals with the functions of the Board or committees thereof or that otherwise requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via e-mail investorrelations@sitestar.com. These concerns will be immediately brought to the attention of our Audit Committee and resolved in accordance with procedures established by our Audit Committee.

Risk Oversight

Sitestar has a risk management program overseen by Steven L. Kiel, our President, Chief Executive Officer, Chief Financial Officer and Director. Mr. Kiel identifies material risks and prioritizes them for our Board. Our Board regularly reviews information regarding our credit, liquidity, cybersecurity, operations, as well as the risks associated with each.

Code of Ethics

The Company has adopted a code of ethics and it is available on the Company’s website www.sitestar.com under Corporate Governance.

Audit Committee

The Company approved the creation of an Audit Committee on December 14, 2015. The Audit Committee Charter was approved by the Board of Directors on January 5, 2016, and it is available on the Company’s website www.sitestar.com under Corporate Governance. The Audit Committee assists the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the Company’s financial reporting. To fulfill its purposes, the Committee’s duties include the following:

•	Appoint, evaluate, compensate, oversee the work of and, if appropriate, terminate, the independent auditor, who shall report directly to the Committee.
•	Approve in advance all audit engagement fees and terms of engagement as well as all audit and non-audit services to be provided by the independent auditor.
•	Engage independent counsel and other advisors, as it deems necessary to carry out its duties.

In performing these functions, the Audit Committee meets periodically with the independent auditors and management to review their work and confirm that they are properly discharging their respective responsibilities.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2017 with the Company’s management and the Company’s independent registered public accounting firm. The Audit Committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding “Communication with Audit Committees.”

The Audit Committee also has received and reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the Company’s independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm its independence from the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Annual Report.

 The Audit Committee currently consists of Jeremy K. Gold (Chairman of the Audit Committee), Jeremy K. Deal and Christopher T. Payne. Each member is considered to be independent as defined by the Securities and Exchange Commission. Mr. Payne is considered to be an audit committee financial expert. Please see Mr. Payne’s biography on page 6 for a description of his relevant experience.

Governance, Compensation, and Nominating Committee

The Company approved the appointment of the Governance, Compensation, and Nomination Committee on September 19, 2016. The Governance, Compensation, and Nomination Committee Charter was approved by the Board of Directors on September 19, 2016. A copy of the Governance, Compensation, and Nomination Committee Charter is available on the Company’s website www.sitestar.com under the Corporate Governance tab. The Governance, Compensation, and Nomination Committee assists the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate governance, compensation and nomination oversight and Director effectiveness and performance. To fulfill its purposes, the committee’s duties include the following:

•	Recommending to the Board corporate governance guidelines applicable to the Company.

•	Identifying, reviewing, evaluating, and recommending individuals qualified to become members of the Board and its committees.

•	Evaluating and recommending to the Board the compensation of the Board and its committees.

•	Reviewing the effectiveness and performance of the Board and its members.

•	Assessing and reviewing risks associated with the Company and if necessary recommending mitigation actions to the Board.

•	Setting the compensation of the Chief Executive Officer and performing other compensation and oversight.

We believe that our Board of Directors as a whole should encompass a range of talent, skill, and expertise enabling it to provide sound guidance with respect to our operations and interests. The committee evaluates all candidates to our Board of Directors by reviewing their biographical information and qualifications. If the independent directors determine that a candidate is qualified to serve on our Board of Directors, such candidate is interviewed by at least one of the independent directors and our Chief Executive Officer. Other members of the Board of Directors also have an opportunity to interview qualified candidates. The independent directors then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that the candidate be nominated for approval by the stockholders to fill a directorship. With respect to an incumbent director whom the independent directors are considering as a potential nominee for reelection, the independent directors review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board of Directors. The manner in which the independent directors evaluate a potential nominee will not differ based on whether the candidate is recommended by our directors or stockholders.

Nasdaq has established rules and regulations regarding the composition of nominating committees and the qualifications of the committee’s members. Our Board of Directors has examined the composition of our Governance, Compensation, and Nominating Committee and the qualifications of the committee members in light of the current rules and regulations governing nominating committees. Based upon this examination, our Board of Directors has determined that each member of our Governance, Compensation, and Nominating Committee is independent and is otherwise qualified to be a member of our Governance, Compensation, and Nominating Committee in accordance with such rules.

We do not have a formal policy in place with regard to the consideration of diversity in considering candidates for our Board of Directors, but the Board of Directors strives to nominate candidates with a variety of complementary skills so that, as a group, the Board of Directors will possess the appropriate talent, skills and expertise to oversee our business.

The Governance, Compensation, and Nominating Committee currently consists of Jeremy K. Deal (Chairman of the Governance, Compensation and Nomination Committee), Jeremy K. Gold and Christopher T. Payne. Each member is considered to be independent as defined by the Securities and Exchange Commission.

Nominating Process

Until the charter for the Governance, Compensation, and Nominating Committee is created and approved, all nomination decisions are discussed and approved among the entire the entire Board of Directors.

With respect to an incumbent director whom the other directors are considering as a potential nominee for re-election, such directors review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board.

Our Board will also consider candidates recommended by stockholders for nomination to our Board of Directors. A stockholder who wishes to recommend a candidate for nomination to our Board of Directors must submit such recommendation to our Corporate Secretary, Rodney Lake, at Sitestar Corporation, 1518 Willow Lawn Drive, Richmond, VA 23230. Any recommendation must be received not less than 90 calendar days nor more than 120 calendar days before the anniversary date of the previous year’s annual meeting. All stockholder recommendations of candidates for nomination for election to our Board of Directors must be in writing and must set forth the following: (i) the candidate’s name, age, business address, and other contact information, (ii) the number of shares of the Company’s common stock beneficially owned by the candidate, (iii) a complete description of the candidate’s qualifications, experience, background and affiliations, as would be required to be disclosed in the proxy statement pursuant to Schedule 14A under the Exchange Act, (iv) a sworn or certified statement by the candidate in which he or she consents to being named in the proxy statement as a nominee and to serve as director if elected, and (v) the name and address of the stockholder(s) of record making such a recommendation and the number of shares owned by the recommending stockholders.

Vacancies in the Board may be filled by a majority of the remaining directors, though less than a quorum, by (1) the unanimous written consent of the directors then in office, (2) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with Nevada corporations law, or (3) a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified, or until such director resigns or is removed from office. A vacancy in the Board of Directors created by the removal of a director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Cherry Bekaert, LLP, the independent registered public accounting firm that audited our financial statements for the years ended December 31, 2017 and December 31, 2016, has served as our independent registered public accounting firm since 2016.

Our Board of Directors has asked the stockholders to ratify the selection of Cherry Bekaert, LLP as our independent registered public accounting firm. See Proposal Three: Ratification of Appointment of Cherry Bekaert, LLP as Our Independent Registered Public Accounting Firm on page 19 of this proxy statement. The Audit Committee has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining Cherry Bekaert, LLP’s independence. All proposed engagements of Cherry Bekaert, LLP, whether for audit services, audit related services, tax services, or permissible non audit services, were pre-approved by our Audit Committee.

Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Cherry Bekaert, LLP, our current registered public accounting firm, for 2017 and 2016:

	2017	2016
Audit fees (1)	$60,150	$167,125
Audit related fees (2)	-	-
Tax fees (3)	13,455	3,222
All other fees (4)	4,800	-
Total	$78,405	$170,347

(1) Consists of fees for services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statements.

(2) Consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit fees.”

(3) Consists of fees for preparation of Federal and state income tax returns.

(4) Consists of fees for Cherry Bekaert, LLP to respond to a Company legal matter.

Management notes that all audit fees paid during the years ended December 31, 2016 and December 31, 2017, respectively, were paid to Cherry Bekaert, LLP and were related to audit services for the years ended December 31, 2017, December 31, 2016. All tax fees paid during the year ended December 31, 2017 were paid to John Brogan, JD, CPA.

The engagement of Cherry Bekaert, LLP for the 2017 and 2016 fiscal years and the scope of audit-related services, including the audits and reviews described above, were all pre-approved by the Audit Committee.

The policy of the Audit Committee is to pre-approve the engagement of the Company’s independent auditors and the furnishings of all audit and non-audit services.

Pre-Approval of Services

Our Audit Committee sets forth the procedures under which services provided by our independent registered public accounting firm will be pre-approved by our Audit Committee. The potential services that might be provided by our independent registered public accounting firm fall into two categories:

•

Services that are permitted, including the audit of our annual financial statements, the review of our quarterly financial statements, related attestations, benefit plan audits and similar audit reports, financial and other due diligence on acquisitions, and federal, state, and non US tax services; and

•

Services that may be permitted, subject to individual pre approval, including compliance and internal control reviews, indirect tax services such as transfer pricing and customs and duties, and forensic auditing.

Services that our independent registered public accounting firm may not legally provide include such services as bookkeeping, certain human resources services, internal audit outsourcing, and investment or investment banking advice.

All proposed engagements of our independent registered public accounting firm, whether for audit services or permissible non audit services, are pre-approved by the Audit Committee. We jointly prepare a schedule with our independent registered public accounting firm that outlines services that we reasonably expect we will need from our independent registered public accounting firm, and categorize them according to the classifications described above. Each service identified is reviewed and approved or rejected by the Audit Committee.

OUR EXECUTIVE OFFICER

Executive Officer

Our only current executive officer is:

Name	Age	Position
Steven L. Kiel(1)	39	President, Chief Executive Officer, Chief Financial Officer and Director

(1)

On February 17, 2016, the Board elected Steven L. Kiel as the President and Chief Executive Officer of the Company. Mr. Kiel had served as the interim President and Chief Executive Officer of the Company since December 14, 2015. On March 3, 2016, the Board elected Mr. Kiel as the Chief Financial Officer.

Mr. Kiel is not related by blood, marriage or adoption to any other director or executive officer. The biography of Mr. Kiel is presented in connection with “Corporate Governance” beginning on page 5 of this Proxy Statement.

EXECUTIVE COMPENSATION

Compensation Philosophy and Objectives

Our compensation programs are designed to motivate our employees to work toward achievement of our corporate mission to create sustained stockholder value by generating attractive returns, when measured over the long term. In order to achieve our key business and strategic goals, we must be able to attract, retain and motivate quality employees in an exceptionally competitive environment. Our industries are highly regulated, scrutinized and dynamic, and as a result, we require employees that are highly educated, dedicated and experienced. The primary objectives of our executive compensation program are to:

•	Attract, retain and motivate experienced and talented executives;

•	Ensure executive compensation is aligned with our corporate strategies, research and development programs and business goals;

•	Recognize the individual contributions of executives while fostering a shared commitment among executives;

•	Promote the achievement of key strategic, development and operational performance measures by linking compensation to the achievement of measurable corporate performance goals; and

•	Align the interests of our executives with our stockholders by rewarding performance that leads to the creation of stockholder value.

Summary Compensation Table

The following table sets forth the cash and other compensation that we paid to the named executive officers (“NEOs”) below or that was otherwise earned by such NEOs for their services in all capacities for the two fiscal years ended December 31st.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Steven L. Kiel, Chief Executive Officer, Chief Financial Officer(1)	2017 2016	100,000 82,308	120,920			220,920 82,308
Rodney Lake, Chief Operating Officer, Secretary(2)	2017 2016	61,000 10,000	30,000			91,000 10,000
Daniel A. Judd, Chief Financial Officer (3)	2017 2016	9,084				9,084

(1) Appointed Chief Executive Officer on December 14, 2015 and Chief Financial Officer on March 3, 2016. As previously reported in our Current Report on Form 8-K filed with the SEC on January 26, 2017, on January 20, 2017 the Company entered into an employment agreement with Steven L. Kiel.  Pursuant to the terms of the employment agreement, Mr. Kiel will be entitled to a base salary at the annualized rate of $100,000 ($8,333.33 monthly) and will be eligible to receive an annual performance bonus, in cash, upon meeting certain requirements and to participate in employee benefit plans as the Company may maintain from time to time. The annual performance bonus that Mr. Kiel will be eligible to receive is based on the percentage growth in the Company’s book value per share during each calendar year, subject to a 5% hurdle.

(2) Appointed Chief Operating Officer and Corporate Secretary on November 1, 2016. Mr. Lake is compensated through a consulting agreement with The Benval Group.

(3) Terminated as Chief Financial Officer on March 3, 2016.

Employment Agreements

There is one employment agreement with an NEO, the employment agreement with Steven L. Kiel, previously reported in our Current Report on Form 8-K filed with the SEC on January 26, 2017.

DIRECTOR COMPENSATION

The following table sets forth the cash and other compensation paid by the Company to the non-employee members of the Board for all services in all capacities during 2017.

Summary Director Compensation Table

Directors receive $1,000 for each board and committee meeting attended up to $10,000 annually.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Jeffrey I. Moore	8,000						8,000
Jeremy K. Gold	8,000						8,000
Christopher T. Payne	8,000						8,000
Keith D. Smith	3,000						3,000

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

There were no Equity Incentive Plans, Non-Equity Incentive Plans, or Stock Awards for the years ended December 31, 2017 and 2016.

There were no outstanding equity awards as of December 31, 2017.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) Beneficial Ownership Reporting Compliance Pursuant to Section 16(a) of the Exchange Act, and the rules issued there under, our directors and executive officers are required to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. ownership and changes in ownership of common stock and other equity securities of the Company. Copies of such reports are required to be furnished to us. Based solely on a review of the copies of such reports furnished to us, or written representations that no other reports were required, we believe that, during our fiscal year ended December 31, 2017 all of our executive officers and directors complied with the requirements of Section 16 (a).

RELATED-PERSON TRANSACTIONS

Former CEO

As of the year ended December 31, 2015, the Company previously purported to lease its office building in Lynchburg, Virginia, from the Former CEO of the Company. Public records indicate that the owner of this property from at least January 1, 2014, through December 31, 2015, was the Former CEO’s ex-wife. The Company has filed a lawsuit against the Former CEO in order to recover, among other amounts, the payments made to the Former CEO. Additional information on this lawsuit can be found in Note 10. The Company vacated the building as of January 15, 2016.

The Company also leased a storage facility in Salem, Virginia, from the Former CEO. The Company is attempting to recover the payments made to the Former CEO related to this facility. The lease was not approved by the process required by the Company’s Code of Ethics. The Former CEO has refused to provide access to the storage facility to the management and has not returned Company-owned equipment located at the storage facility. The value of this equipment is also included in the lawsuit.

The Company paid a total of $56,100 in rent to the Former CEO related to the office building in Lynchburg, Virginia, and the storage facility in Salem, Virginia, for the year ended December 31, 2015.

The Former CEO created several land trusts and designated the Company as the trustee. The Former CEO and, the Company believes, the Former CFO placed personally owned properties within these land trusts. This activity was not approved by the process required by the Company’s Code of Ethics. This activity is the subject of litigation involving the Former CEO. Additional information can be found in Note 10.

Bonhoeffer Fund, LP

The Company’s subsidiary, Willow Oak Asset Management, LLC, signed a fee share agreement on June 13, 2017, with Coolidge Capital Management, LLC (“Coolidge”), whose sole member is Keith D. Smith, also a Sitestar director. Under the agreement, Willow Oak and Coolidge are the sole members of Bonhoeffer Capital Management LLC, the general partner to Bonhoeffer Fund, LP, a private investment partnership. Under their agreement, Willow Oak pays all start-up and operating expenses that are not partnership expenses under the limited partnership agreement. Willow Oak receives 50% of all performance and management fees earned by the general partner.

Mt Melrose Transaction

On December 10, 2017, the Company entered into a certain Master Real Estate Asset Purchase Agreement (the “Purchase Agreement”) with Mt. Melrose, LLC (“Seller”), a Kentucky limited liability company that is engaged in the business of owning and managing a portfolio of residential and other income-producing real estate in Lexington, Kentucky. As previously reported, Seller is owned by Jeffrey I. Moore, Chairman of the Board of the Company. In accordance with its charter, the Company’s audit committee unanimously approved this related party transaction.

Pursuant to the Purchase Agreement, the Company, through a newly formed company subsidiary wholly owned by the Company (the “Purchaser”), will acquire, in a series of closings, substantially all of the business assets of the Seller. The assets primarily consist of 122 residential properties currently owned by the Seller and an undetermined number of additional residential properties under contract for purchase by Seller, along with Seller’s rights and ongoing obligations, as lessor/landlord, under all leases covering such real properties. Pursuant to the Purchase Agreement, Purchaser will assume, as of each closing, any outstanding indebtedness secured by the real properties then being conveyed at such closing. As of November 30, 2017, the real properties, all together, secured indebtedness having an aggregate principal balance of approximately $4,883,736.

The aggregate purchase price to be paid to Seller is approximately $8,448,700, subject to adjustments to reflect (i) any additional real properties acquired by Seller after the date of the Purchase Agreement and to be purchased by the Company, (ii) proration of such items as are customarily prorated at the time of each closing and (iii) any mutually agreed-upon reductions to the purchase price of one or more of the real properties negotiated between the parties following the Company’s due diligence investigation thereof or following any casualty loss, eminent domain, or condemnation affecting such property. $500,000 of the purchase price will be payable to Seller in cash, and the balance of the purchase price will be payable by (i) Purchaser’s assumption of the outstanding indebtedness secured by the real properties then being conveyed, as described above, and (ii) the Company’s issuance to Mr. Moore of restricted shares of the Company’s common stock (that will be exempt from registration pursuant to the provisions of Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act of 1933), subject to Seller’s right to receive cash in lieu thereof.  Portions of the purchase price will be paid at each closing, in such amounts as the parties may mutually agree to attribute and allocate to the specific assets being conveyed at such closing.

Under the Purchase Agreement, the parties agreed to finalize as soon as reasonably practicable a mutually acceptable schedule of closings and the specific assets to be conveyed at each such closing; provided, however, no closing as to any of the assets will be scheduled to occur later than June 10, 2019.

Each closing is subject to customary conditions precedent, including, without limitation, the parties’ respective customary representations and warranties made under the Purchase Agreement being true and correct as of the time of such closing, the parties having obtained any regulatory approvals necessary for consummation of the closing, and each party having delivered, respectively, customary instruments of transfer and assignment and assumption and other items specified in the Purchase Agreement.

The Purchase Agreement provided, further, as a condition precedent to Seller’s obligation to any of the closings thereunder, that, prior to the first closing, the Company or Purchaser and Mr. Moore shall have entered into a definitive employment agreement pursuant to which Mr. Moore will be employed as the President of Purchaser. Mr. Moore and the Purchaser entered into an employment agreement on January 10, 2018.

The transactions contemplated under the Purchase Agreement are referred to herein as the “Mt. Melrose Transaction.” The description of the Purchase Agreement above is a summary of certain of its material terms, does not purport to be complete and is qualified in its entirety by reference, including for other terms and conditions of the Mt. Melrose Transaction, to the Purchase Agreement, a copy of which is attached as an exhibit to the Company’s Form 10-K for the period ended December 31, 2017 and is incorporated herein by reference.

The Mt. Melrose Transaction was considered and approved on December 1, 2017, by each of the Audit Committee of the Board of Directors of the Company and the Board of Directors of the Company. Mr. Moore did

not participate in discussions of the Audit Committee or the Board about whether to approve the Mt. Melrose Transaction and abstained from voting on the Mt. Melrose Transaction at both meetings. In each case, it was considered that Mr. Moore is an interested Director of the Company and that the Mt. Melrose Transaction is a related party transaction. In each case it also was determined, among other things, that, notwithstanding that Mr. Moore is an interested Director of the Company, the Mt. Melrose Transaction is beneficial and fair to the Company and is on terms not less favorable to the Company than those that prevail in arms-length transactions with third parties.

Mt Melrose First Close

On January 10, 2018, the Purchaser, Mt Melrose, LLC, a newly organized Delaware limited liability company subsidiary wholly owned by the Company, completed a first acquisition from Seller of 44 residential and other income-producing real properties located in Lexington, Kentucky, pursuant to the Purchase Agreement. This first tranche of real properties was acquired for total consideration of $3,814,500, which was payable as follows:

•	by payment of $500,000 to Seller in cash;
•	by Purchaser’s assumption of $1,798,713 of outstanding indebtedness secured by the acquired real properties and relevant de minimis prorated expenses; and
•	the balance by issuance to Seller of 15,075,183 shares of the Company’s common stock, all in accordance with the terms of the Purchase Agreement.

As a result of this first closing under the Purchase Agreement, Purchaser assumed $1,798,713 of outstanding indebtedness secured by the acquired real properties, along with all of Seller’s rights and ongoing obligations, as lessor/landlord, under all leases covering the acquired real properties. In connection with the Company’s organization of Purchaser and this first closing under the Purchase Agreement, the Purchaser has appointed Mr. Moore to serve as its President. Presently, 81 additional real properties are outstanding for purchase under the Purchase Agreement.

Mt Melrose Cash Flow Agreement

On Wednesday, January 10, 2018, Purchaser entered into a certain Cash Flow Agreement with Seller (the “Cash Flow Agreement”), pursuant to which, in connection with the parties’ anticipated consummation of all of the real property purchase transactions under the Purchase Agreement described above, the parties have agreed that as of and from and after January 10, 2018, until such time as the parties consummate the relevant closing as to each real property under the Purchase Agreement, Seller will assign to Purchaser all of the income, rents, receivables, and revenues arising from or issuing out of such real property, and Purchaser will assume Seller’s responsibility for payment of certain of the costs and expenses attributable to such real property.

Under the Cash Flow Agreement, Purchaser is responsible for Seller’s monthly payments of interest and/or principal under the outstanding debt secured by the real properties; Seller’s real property taxes with respect to the real properties due and attributable to the periods from and after the effective date; and Seller’s ordinary expenses of operating the real properties, actually incurred, to the extent attributable to de minimis repairs, recurring maintenance services, and/or water, electricity, sewer, gas, telephone, or other similar utility charges.  However, the risk of loss and casualty damage with respect to all or any portion of the real properties will continue to be borne by Seller up to and including the actual time of the relevant closing respecting such real property.

Based on the 81 real properties presently outstanding for purchase under the Purchase Agreement, Purchaser presently is obligated under the Cash Flow Agreement for (i) monthly payments of interest and/or principal under the outstanding debt secured by such real properties in the aggregate amount of $40,698 per month, (ii) insurance of $4,619 per month, (iii) estimated annualized obligations for real property taxes with respect to such real properties in the aggregate amount of approximately $60,000 per year, and (iv) ordinary recurring expenses of operating such real properties that are expected to be immaterial in aggregate.

The description of the Cash Flow Agreement above is a summary of certain of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Cash Flow Agreement, a copy of which is attached as an exhibit to the Company’s Form 10-K for the period ended December 31, 2017 and is incorporated herein by reference.

STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS,

AND 5% BENEFICIAL OWNERS

The following table sets forth as of March 30, 2018 information regarding the beneficial ownership of the Company’s voting securities (i) by each person or group known by the Company to be the owner of record or beneficially of more than five percent of the Company’s voting securities; (ii) by each of the Company’s Directors and executive officers; and (iii) by all Directors and executive officers of the Company as a group. Except as indicated in the following notes, the owners have sole voting and investment power with respect to the shares. Unless otherwise noted, each owner’s mailing address is c/o Sitestar Corporation, 1518 Willow Lawn Drive, Richmond, VA 23230.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class (1)

Jeffrey I. Moore (2)	19,404,032	6.51%
Steven L. Kiel (3)	127,080,260	42.66%
Jeremy K. Deal	5,200,000	1.74%
Jeremy K. Gold	1,970,755	*
Christopher T. Payne	2,278,000	*
Keith D. Smith	9,000,000	3.02%
Rodney Lake	340,060	*
Frank R. Erhartic, Jr. (4) 7109 Timberlake Road Lynchburg, VA 24502	24,883,980	8.35%
All directors and officers As a group (7 persons)	165,273,107	55.48%

*Less than 1%

(1) Percent of class is based on 297,905,346 shares of Common Stock outstanding as of March 30, 2018.

(2) Includes 13,591,508 shares owned directly by Mr. Moore, 758,489 shares beneficially owned by Julia H. Moore, 648,675 shares beneficially owned by Jay B. Moore beneficially, and 4,405,360 shares beneficially owned by M & M Investments. The 19,404,032 shares may be deemed to be owned, beneficially and collectively, by Jeffrey I. Moore, as a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

(3) Includes 85,413,593 shares owned by Arquitos Capital Partners, LP. Arquitos Capital Management LLC acts as the General Partner to Arquitos Capital Partners, LP. Steven L. Kiel is the Managing Member of Arquitos Capital Management LLC and is deemed to have beneficial ownership over the Common Stock owned. Also includes 41,666,667 shares owned by Santa Monica Partners, L.P. SMP Asset Management, LLC is the general partner of Santa Monica Partners, L.P. and Steven L. Kiel is an advisor of SMP Asset Management, LLC and is deemed to have beneficial ownership over the Issuer's Common Stock owned by Santa Monica Partners, L.P.

(4) Based on the information contained in a Schedule 13D filed February 13, 2015.

PROPOSAL ONE

AMEND THE ARTICLES OF INCORPORATION

TO CHANGE THE COMPANY’S NAME

The Board of Directors has unanimously approved changing the Company’s name from Sitestar Corporation to Enterprise Diversified, Inc. The reason for the change is that the Sitestar name is a legacy name from when the Company was focused on its internet operations. Today, in addition to Internet, the Company has HVAC, Asset Management and Real Estate operations. The Company wishes to adopt a corporate name that better reflects its current diverse operations, as well as the enterprising manner in which it conducts its business. Under Nevada law, corporate name changes require ratification by a majority of the votes cast. Upon ratification, the Company will file a Certificate of Amendment to it Articles of Incorporation to change its name to Enterprise Diversified, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” amending the Company’s Articles of Incorporation to change the Company name from Sitestar Corporation to Enterprise Diversified, Inc. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST, BY THE HOLDERS OF COMMON STOCK PRESENT IN PERSON OR BY PROXY, ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR RATIFICATION OF THE CORPORATER NAME CHANGE.

PROPOSAL TWO

ELECTION OF DIRECTORS; NOMINEES

Our Bylaws provide that the Board of Directors shall consist of not less than one and not more than nine members unless changed by a duly adopted amendment to the articles of incorporation or by an amendment to the Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Our Board of Directors has passed a resolution setting the number of members at six, which is the current number of members. Six directors have been nominated for re-election at the Annual Meeting. Those individuals are Jeffrey I. Moore, Steven L. Kiel, Jeremy K. Deal (independent), Jeremy K. Gold (Independent), Christopher T. Payne (Independent) and Keith D. Smith. For information about each of the nominees and our Board generally, please see “Corporate Governance-Our Board of Directors” beginning on page 5. If elected, the nominees will hold office until the next annual meeting and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by the available members of our Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST, BY THE HOLDERS OF COMMON STOCK PRESENT IN PERSON OR BY PROXY, ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

PROPOSAL THREE

 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors (and the Audit Committee of the Board of Directors for fiscal years 2017 and beyond) annually considers and selects our independent registered public accountants. The Board has selected Cherry Bekaert, LLP to act as our independent registered public accountants for fiscal 2018.

Stockholder ratification of Cherry Bekaert, LLP as our independent registered public accountants is not required by our Bylaws, or otherwise. However, we are submitting the selection of Cherry Bekaert, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Cherry Bekaert, LLP as our independent registered public accountants, the Board will reconsider the selection of such independent registered public accountants. Even if the selection is ratified, the Board may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders. Representatives of Cherry Bekaert, LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST, BY THE HOLDERS OF COMMON STOCK PRESENT IN PERSON OR BY PROXY, ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED TO SUPPORT THE PROPOSAL.

ADDITIONAL INFORMATION

Delivery of Documents to Security Holders Sharing an Address

Only one information statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of an information statement.

Security holders sharing an address and receiving a single copy may request to receive a separate information statement at Sitestar Corporation, 1518 Willow Lawn Drive, Richmond, VA 23230. Security holders sharing an address can request delivery of a single copy of information statements if they are receiving multiple copies may also request to receive a separate information statement at Sitestar Corporation, 1518 Willow Lawn Drive, Richmond, VA 23230, telephone: (434) 382-7366.

Stockholder Proposals for Our 2018 Annual Meeting

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our General Counsel, Michael Bridge, at Sitestar Corporation, 1518 Willow Lawn Drive, Richmond, VA 23230, no later than December 31, 2017. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to Michael Bridge, our General Counsel, at the above address, not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than January 25, 2018, and no later than February 24, 2018. If a stockholder fails to provide timely notice of a proposal to be presented at our 2018 Annual Meeting of Stockholders, the proxy designated by our Board of Directors will have discretionary authority to vote on any such proposal that may come before the meeting.

Other Matters

Our Board does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person or persons named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Incorporation of Information by Reference

The Audit Committee Report contained in this Proxy Statement is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that we specifically incorporate such information by reference. Our Annual Report on Form 10-K for the year ended December 31, 2017, delivered to you together with this Proxy Statement, is hereby incorporated by reference.